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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2001


                         UNIVERSAL HEALTH SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-10765                 23-2077891
-----------------------------    ------------------------  ---------------------
(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                  Number)            Identification No.)



                 Universal Corporate Center
                    367 South Gulph Road
                King of Prussia, Pennsylvania                     19406
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            (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (610) 768-3300

                                 Not applicable.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On September 26, 2001, Universal Health Services, Inc. issued a press release announcing that it has called for redemption on October 9, 2001 all of its outstanding 8 3/4% Senior Notes due August 15, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein in its entirety.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

         99.1     Press release, dated September 26, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNIVERSAL HEALTH SERVICES, INC.




                                     By:           /s/ KIRK E. GORMAN
                                        ----------------------------------------
                                        Name:   Kirk E. Gorman
                                        Title:  Senior Vice President, Treasurer
                                                and Chief Financial Officer

Date:  October 1, 2001



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                                  EXHIBIT INDEX

Exhibit No.           Exhibit
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99.1                  Press release, dated September 26, 2001.